[NOTC]
John P. Aldrich (Nevada Bar No. 6877)
ALDRICH LAW FIRM, LTD
7866 West Sahara Avenue
Las Vegas, Nevada 89117
Telephone: (702) 853-5490

Steven J. Purcell
Douglas E. Julie
Robert H. Lefkowitz
PURCELL JULIE & LEFKOWITZ LLP
200 Park Avenue, Suite 1700
New York, New York 10166
Tel: (212) 725-1000

Attorneys for Plaintiff

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

MARK WOLERY, derivatively on behalf of BLINK CHARGING CO.,

Plaintiff,

v.

LOUIS R. BUFFALINO, DONALD ENGEL, MICHAEL D. FARKAS, JACK LEVINE, KENNETH R. MARKS, and RITSAART J.M. VAN MONTFRANS,

Defendants,

and

BLINK CHARGING CO.,

Nominal Defendant

Case No. A-21-829395-C
Dept. No. 28

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO: ALL PERSONS OR ENTITIES WHO HOLD SHARES OF COMMON STOCK OF BLINK CHARGING CO. ("BLINK" OR THE "COMPANY"), EITHER OF RECORD OR BENEFICIALLY, AS OF FEBRUARY 7, 2022 THROUGH AND INCLUDING THE PRESENT

PLEASE TAKE NOTICE that the above-captioned shareholder derivative action (the "Action") is being settled and the parties have entered into a Stipulation and Agreement of Settlement dated December 1, 2021 (the "Stipulation").

The terms of the Settlement are set forth in the Stipulation, which is attached hereto. If the Settlement is approved, the Company's Board of Directors have agreed to do the following: (i) amend the Board of Directors Compensation Plan approved on December 12, 2017 (the "Board Plan") to eliminate the "gross-up payment" provision that entitles directors to receive a cash payment upon vesting to cover expected ordinary income tax charges calculate at the highest individual personal income tax rate; (2) amend the Board Plan to eliminate fees for attending Board meetings; and (3) amend paragraph 4(d) of the Plan to reduce the limit on the number of shares granted to each outside director such that, for the next two fiscal years, the sum of the grant date Fair Market Value (as defined in the Plan) of equity-based Awards (as defined in the Plan) and the amount of any cash-based Awards granted to an outside director during any calendar year will not exceed $200,000. In addition, as set forth in the Stipulation, the Board has agreed to adopt the following procedures for future issuances of stock awards: (i) stock awards shall be formally approved through a resolution of Blink's Board or a Board committee; (ii) the terms of each stock award in an award agreement shall be properly documented and executed contemporaneously with the grant; (iii) stock awards to outside directors shall be counted towards the revised $200,000 maximum in the Settlement and measured by the Fair Market Value of those Awards as of the grant date set forth in the award agreement; and (iv) an individual shall be appointed to ensure that the shares of stock subject to an award are promptly issued in accordance with the terms documented in the award agreement.

Plaintiff's Counsel intends to apply for an award consisting of fees and expenses of $190,000. The Settlement of the Action is not conditioned on the award of attorneys' fees, costs and/or expenses, either at all or in any particular amount, by the Court.

IF YOU ARE A CURRENT OWNER OF BLINK COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION

On April 12, 2022 at 10:00 a.m. PST a hearing (the "Hearing") will be held before the Court in the Regional Justice Center, Department 28, 200 Lewis Avenue, Las Vegas, Nevada, 89155 to determine: (i) whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to Blink shareholders and to Blink and should be approved by the Court and this Action should be dismissed with prejudice and a final judgment entered; (ii) if the Court approves the Settlement and enters such final judgment, whether the Court should grant the application of Plaintiff's Counsel for an award of attorneys' fees and expenses to be paid by the Company or its successor(s) and/or its insurance carrier; and (iii) such other matters as will properly come before the Court. You may also participate in the Hearing via a video platform or telephonically as follows:

Meeting URL
https://bluejeans.com/225155106/6784
Meeting ID: 225 155 106
Participant Passcode: 6784

Want to dial in from a phone?
Dial one of the following numbers:
+1.408.419.1715 or 1.408.915.6290
(see all numbers - https://www.bluejeans.com/numbers)
Enter the meeting ID and passcode followed by #

Because the Court may decide to change the procedures for participating in this Hearing, you should monitor the Court's docket.

Any shareholder of Blink that objects to the Settlement of the Action shall have a right to appear in person (or telephonically or via any video platform) and to be heard at the Hearing, provided that he or she was a shareholder of record as of February 7, 2022. Any shareholder of Blink who satisfies this requirement may enter an appearance through counsel of their choosing at their own expense or may appear on their own. However, no shareholder of Blink shall be heard at

the Hearing unless no later than 14 days before the date of the Hearing, the shareholder has filed with the Court and delivered to Plaintiff's Counsel, and Defendants' counsel, a written notice of objection, their grounds for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Blink. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Hearing unless the Court orders otherwise.

CURRENT BLINK SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT OR PARTICIPATE IN THE HEARING OR TAKE ANY ACTION

If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court on or before March 30, 2022, with service on the following parties:

John P. Aldrich, Esq.
Aldrich Law Firm, Ltd.
7866 West Sahara Avenue
Las Vegas, Nevada 89117
Tel: (702) 853-5490
Fax: (702) 227-1975

Steven J. Purcell
Douglas E. Julie
Robert H. Lefkowitz
Purcell Julie & Lefkowitz LLP
200 Park Avenue, Suite 1700
New York, New York 10166
Tel: (212) 725-1000

Counsel for Plaintiff

Tracy Nichols
Stephen P. Warren
Holland & Knight LLP
701 Brickell Avenue, Suite 3300
Miami, Florida 33131

Brian Irvine
Nevada Bar No. 7758
DICKINSON WRIGHT PLLC
100 West Liberty Street, Suite 940
Reno, NV 89501

Counsel for Defendants

This Notice summarizes the Stipulation. You may inspect the Stipulation, which is attached, and other papers at the District Court Clerk's Office, 200 Lewis Avenue, Las Vegas, Nevada 89155.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTICE, THIS ACTION, THE PROPOSED SETTLEMENT OR THE HEARING, YOU SHOULD RAISE THEM WITH YOUR OWN COUNSEL OR DIRECT THEM TO PLAINTIFF'S COUNSEL IN THIS ACTION, AT THE ADDRESSES SET FORTH ABOVE. PLEASE DO NOT CONTACT THE COURT OR THE CLERK OF THE COURT.

Electronically Filed
12/10/2021 12:47 PM
Steven D. Grierson
CLERK OF THE COURT

STIP

John P. Aldrich (Nevada Bar No. 6877)
ALDRICH LAW FIRM, LTD
7866 West Sahara Avenue
Las Vegas, Nevada 89117
Telephone: (702) 853-5490

Steven J. Purcell
Douglas E. Julie
Robert H. Lefkowitz
PURCELL JULIE & LEFKOWITZ LLP
200 Park Avenue, Suite 1700
New York, New York 10166
Tel: (212) 725-1000

Attorneys for Plaintiff

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

MARK WOLERY, derivatively on behalf of BLINK CHARGING CO., Plaintiff, v. LOUIS R. BUFFALINO, DONALD ENGEL, MICHAEL D. FARKAS, JACK LEVINE, KENNETH R. MARKS, and RITSAART J.M. VAN MONTFRANS, Defendants, and BLINK CHARGING CO., Nominal Defendant	Case No. A-21-829395-C Dept. No. 28 **STIPULATION REGARDING PARTIES' AGREEMENT TO SETTLE AND FURTHER SETTLEMENT PROCEDURES**

The Stipulation and Agreement of Settlement dated December 1, 2021 (the "Stipulation") is made and entered into by and among the following Settling Parties (as defined further in ¶ 1.17 hereof): (i) Mark Wolery ("Wolery" or the "Plaintiff"), derivatively on behalf of Blink Charging Co. ("Blink" or the "Company"); (ii) the Individual Defendants (as further defined in ¶ 1.7 hereof); and (iii) nominal party Blink, each by and through their respective counsel (collectively, the "Settling Parties").

INTRODUCTION AND PROCEDURAL OVERVIEW

In 2018, Blink's Board of Directors (the "Board") adopted, and the Company's shareholders approved, the 2018 Incentive Compensation Plan (the "Plan"), pursuant to which the Board has the authority to grant equity awards to the Company's officers, employees, non-employee directors, consultants, and advisers. The Plan is subject to certain conditions and limitations, including the limitation that during any calendar year a non-employee director may not receive equity awards under the Plan with a grant date fair value that exceeds $250,000 (the "Limit").

At the time this action was commenced, the Board comprised the following six directors: (a) non-employee directors Louis R. Buffalino ("Buffalino"), Jack Levine ("Levine"), Kenneth R. Marks ("Marks"), and Ritsaart J.M. van Montfrans ("van "Montfrans"); and (b) employee directors Donald Engel ("Engel") and Michael D. Farkas ("Farkas").

On December 28, 2020, the Company issued to Buffalino, Levine, Marks, and van Montfrans (the "Non-Employee Directors") restricted stock awards (together, the "Challenged Restricted Stock Awards"). On or about February 12, 2021, Plaintiff filed the Complaint commencing the present action in the District Court, Clark County, Nevada, captioned *Mark Wolery, derivatively on behalf of Blink Charging Co. v. Louis R. Buffalino et al.*, Case No. A-21-829395-C (the "Action"). The Complaint asserted, among other things, that: (1) the Board had granted each of the Non-Employee Directors restricted stock awards with a grant date fair value exceeding the $250,000 Limit; (2) the Board Defendants breached their fiduciary duties by approving the Challenged Restricted Stock Awards; (3) the Non-Employee Director Defendants breached their fiduciary duties by accepting the Challenged Restricted Stock Awards; and (4) the Non-Employee Director Defendants were unjustly enriched by the Challenged Restricted Stock Awards at the expense of the Company.

Defendants responded that the Non-Employee Directors were entitled to receive—and the Company was contractually required to grant—a stock award upon their joining the Board, that the Board had granted the Challenged Restricted Stock Awards in December 2019 and

March 2020, and the Company physically issued the stock shares to the Non-Employee Directors in December 2020 and, therefore, there was no violation of the Plan.

Following arm's-length and good faith negotiations, including Plaintiff's counsel's review of certain documents produced by the Company, the Settling Parties reached an agreement in principle to resolve the Action. On September 15, 2021, the parties executed a Settlement Term Sheet, which provides that the Company will adopt and implement certain corporate governance procedures, as described in ¶ 2 below.

DEFENDANTS' DENIAL OF WRONGDOING AND LIABILITY

Defendants (as defined in ¶ 1.4) have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiff in the Action. Defendants expressly have denied and continue to deny the allegations made in the Action, and they have maintained and continue to maintain that they have committed no breach of fiduciary duty, unjust enrichment, or other wrongdoing whatsoever, in connection with the Challenged Restricted Stock Awards.

Defendants have concluded that, to avoid the costs, disruption, and distraction of further litigation, it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Defendants agree to this proposed settlement without admitting any wrongdoing or liability.

CLAIMS OF THE PLAINTIFF AND BENEFITS OF THE SETTLEMENT

Plaintiff believes that the claims asserted in the Action have merit and that Plaintiff's claims were brought in good faith. However, Plaintiff's Counsel recognizes and acknowledges the expense and length of continued proceedings necessary to prosecute the Action against the Defendants through trial and through appeals. Plaintiff's Counsel have taken into account the uncertain outcome and the risk of any litigation, as well as the difficulties and delays inherent in such litigation. Plaintiff's Counsel believes that the settlement set forth in this Stipulation confers substantial benefits upon Blink and its shareholders. Based on their evaluation, Plaintiff and Plaintiff's Counsel have determined that the settlement set forth in the Stipulation is fair, reasonable, and adequate, and is in the best interests of Blink and its shareholders.

TERMS OF THE STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by Plaintiff (for himself individually and derivatively on behalf of Blink), Blink, and the Individual Defendants, by and through their respective counsel or attorneys of record, that, subject to Court approval, the Action and the Released Claims shall be finally and fully compromised, settled and released, and the Action shall be dismissed with prejudice, as to all Released Persons, upon and subject to the terms and conditions of the Stipulation, as follows.

1. Definitions

As used in the Stipulation, the following terms have the meanings specified below:

2. "Action" means the action titled *Mark Wolery, derivatively on behalf of Blink Charging Co. v. Louis R. Buffalino et al.*, Case No. A-21-829395-C, commenced in the District Court, Clark County, Nevada.

3. "Court" means the Civil Court of the District Court, Clark County, Nevada.

4. "Current Blink Shareholders" means all individuals or entities who hold of record, or beneficially own, directly or indirectly, Blink common stock on the date the Court approves the form and manner of notice contemplated in this Stipulation.

5. "Defendants" means nominal party Blink and the Individual Defendants.

6. "Effective Date" means the first date by which all the events and conditions specified in ¶ 6.1 of the Stipulation have been met and have occurred.

7. "Final" means the time when a Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment and affirmed the court of appeals' decision

affirming the Judgment or dismissing the appeal. Notwithstanding the foregoing, the Court's ruling or failure to rule on any application for attorneys' fees, costs and/or expenses, or any modification of the Fee Award (defined in ¶ 5.1, below), shall not preclude the Judgment from becoming final.

8. "Individual Defendants" means Louis R. Buffalino, Donald Engel, Michael D. Farkas, Jack Levine, Kenneth R. Marks, and Ritsaart J.M. van Montfrans.

9. "Judgment" means the judgment rendered by the Court, substantially in the form attached hereto as Exhibit "B."

10. "Notice" means the Notice of Proposed Settlement of Derivative Action, substantially in the form attached hereto as Exhibit "C."

11. "Person" means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency therefor, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives or assignees.

12. "Plaintiff" means Mark Wolery.

13. "Plaintiff's Counsel" means The Aldrich Law Firm, Ltd. and Purcell Julie & Lefkowitz LLP.

14. "Related Persons" means each of the Defendants and (i) each of their respective family members, spouses, heirs, estates, trusts, beneficiaries, foundations, corporations, parents, divisions, subsidiaries, partnerships, joint ventures, limited liability companies, subsidiaries, predecessors, successors, assigns, and affiliates as well as, solely in their capacities as such, executors, administrators, trustees, representatives, contractors, subcontractors, directors, officers, employees, agents, accountants, auditors, bankers, and attorneys, including any person or entity controlled by, controlling, or under common control with any of them, and (ii) each of the Company's parents, divisions, subsidiaries, predecessors, successors, assigns, affiliates, partnerships, and joint ventures, as well as,

solely in their capacities as such, past or present officers, directors, employees, agents, contractors, subcontractors, representatives, auditors, accountants, attorneys, and bankers, including any person or entity controlled by, controlling, or under common control with any of them.

15. "Released Claims" means all claims, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown (as set forth in ¶ 1.19), suspected or unsuspected, from the beginning of time to the present, that have been or could have been, or might have been asserted by or on behalf of Defendants, Blink shareholders, Blink, and/or Plaintiff (individually and derivatively on behalf of Blink), in the Action or in any court, tribunal, or proceeding and that are based upon, arise out of, or relate in any way, directly or indirectly, to the Challenged Restricted Stock Awards, and/or the fiduciary obligations of the Released Persons in connection therewith, including but not limited to any of the allegations asserted in the Complaint or related to any of the events that were the subject of the Complaint. Notwithstanding the foregoing, the Released Claims do not include any claims to enforce this Stipulation.

16. "Released Persons" means each and all of the Defendants, their Related Persons, and their insurers and reinsurers.

17. "Settlement" means the settlement contemplated in this Stipulation.

18. "Settling Parties" means, collectively, each of the Defendants and the Plaintiff on behalf of themselves, Blink, and its shareholders.

19. "Blink" means Blink Charging Co., its predecessors, successors, subsidiaries, affiliates, divisions, and assigns.

20. "Unknown Claims" means any Released Claim that any Plaintiff, Blink, or Blink shareholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective

Date, the Plaintiff and Blink shall expressly waive and each of Blink shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits conferred by Section 1542 of the California Civil Code ("Section 1542") or any other similar law, rule or regulation of any other state or country. Section 1542 provides:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Further, with respect to any and all claims released pursuant to ¶ 4.2 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Persons also shall expressly waive, and by operation of the Judgment shall have expressly waived the provision, rights and benefits of Section 1542. Upon the Effective Date, the Plaintiff, Individual Defendants, and Blink shall expressly waive, and each of the Blink shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542. The Plaintiff, Blink, and Blink shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff and Blink shall expressly settle and release, and each Blink shareholder, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or

rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Blink shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.

21. Settlement Consideration

22. Blink and the Individual Defendants acknowledge and agree that the Action filed by Plaintiff precipitated the adoption and implementation of the corporate governance procedures set forth in the Settlement Term Sheet.

23. Blink acknowledges and agrees that such contributions confer a material benefit on Blink as part of the settlement of the Action.

24. Plaintiff and Blink have negotiated and reached agreement regarding certain corporate governance procedures related to the Company's practices and procedures concerning the issuance of equity-based awards and the Company's related public disclosures. Consequently, during the pendency of and in connection with the settlement of the Action, except as otherwise specified herein, the Company has, or within sixty (60) days of final court approval of the Settlement shall, adopt the corporate governance procedures set forth in this Section 2.

25. First, the Board will modify its non-employee director compensation program by:

26. Amending the Board of Directors Compensation Plan approved on December 12, 2017 (the "Board Plan") to eliminate the "gross-up payment" provision that entitles directors to receive a cash payment upon vesting to cover expected ordinary income tax charges calculated at the highest individual personal income tax rate;

27. Amending the Board Plan to eliminate fees for attending Board meetings; and

28. Amending paragraph 4(d) of the Plan to reduce the limit on the number or shares granted to each outside director such that, for the next two fiscal years following final court approval of the Settlement, the sum of the grant date Fair Market Value (as defined in the Plan)

of equity-based Awards (as defined in the Plan) and the amount of any cash-based Awards granted to an outside director during any calendar year will not exceed $200,000.

29. In addition, the Board has agreed to adopt the following procedures for future issuances of stock awards:

30. Stock awards shall be formally approved through a resolution of Blink's Board or a Board committee;

31. The terms of each stock award in an award agreement shall be properly documented and executed contemporaneously with the grant;

32. Stock awards to outside directors shall be counted towards the revised $200,000 maximum set forth in ¶ 2.4.3 above and measured by the Fair Market Value of those Awards as of the grant date set forth in the award agreement; and

33. An individual shall be appointed to ensure that the shares of stock subject to an award are promptly issued in accordance with the terms documented in the award agreement.

34. Settlement Procedure

35. Promptly after execution of the Stipulation, the Settling Parties shall submit the Stipulation and its Exhibits to the Court and apply for an order substantially in the form of Exhibit "A" attached hereto, requesting preliminary approval of the Settlement set forth in the Stipulation.

36. Plaintiff will also move the Court to approve notice to Blink shareholders in the form of publication notices substantially in the form provided in Exhibit "C" to this Stipulation.

37. Plaintiff will request that after notice is given, the Court hold a hearing (the "Settlement Hearing") and approve the Settlement of the Action as set forth herein, including payment of Plaintiff's Counsel's attorneys' fees and expenses in the amount negotiated by the parties or determined by the Court.

38. This Stipulation, the settlement of the Action, the entry of Judgment, and whether the Judgment can become Final are not conditioned upon approval of an award of attorneys' fees, costs and/or expenses, either at all or in any particular amount, by the

Court. In the event that attorneys' fees are not awarded by the Court, or awarded in a manner that is unsatisfactory to any of the Parties, this Stipulation nevertheless shall remain in force, including, without limitation, the obligations imposed in Section 2 (Settlement Consideration).

39. Pending Court approval of this Stipulation, the settlement of the Action, the entry of Judgment, and Judgment becoming Final, Plaintiff agrees to stay the proceedings in the Action and to stay and not initiate any and all other proceedings other than those incident to the settlement of the Action as contemplated by this Stipulation. The Settling Parties also agree to use their best efforts to prevent, stay, or seek dismissal of or oppose entry of any interim or final relief in other litigation against any of the Settling Parties that challenges the settlement of the Action as contemplated by this Stipulation, the Challenged Restricted Stock Awards, or otherwise involves a settled claim.

40. Releases

41. Upon the Effective Date, as defined in ¶ 1.5, Blink, Current Blink Shareholders and the Plaintiff (acting derivatively on behalf of Blink) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged, and dismissed with prejudice the Released Claims against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

42. Upon the Effective Date, as defined in ¶ 1.5, each of the Released Persons shall be deemed to have, and by operation of the Judgments shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Plaintiff and Plaintiff's Counsel and all Current Blink Shareholders (solely in their capacity as Blink shareholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Further, nothing herein shall limit or restrict in any way the rights of any Individual Defendant under Blink's by-laws, or other applicable law,

equity, or contract, including without limitation any and all rights of indemnification and advancement of fees and costs, and nothing herein shall be construed to imply that Blink or the Individual Defendants are releasing any claims against any insurer or reinsurer.

43. Each of the Individual Defendants shall retain and reserve their respective rights and claims under any Defendant's respective indemnification agreement with Blink, Blink's by-laws, applicable law, equity, or other contract to an advancement of, and to be indemnified for, any fees and costs reasonably incurred in connection with this Action, and any other litigation, matter, proceeding, or investigation.

44. Plaintiff's Counsel's Attorneys' Fees and Expenses

45. After negotiating the relief for the Company and the corporate governance procedures as described in Section 2, Counsel negotiated the attorneys' fees and expenses that the Company would pay to Counsel for Plaintiff in the Action. The Company and/or its insurers has agreed to pay $190,000 to Counsel for Plaintiff in the Action for their fees and expenses, subject to Court approval ("Fee Award"). Within twenty (20) business days of the Effective Date, the Company and/or its insurers shall make such payment to Purcell Julie & Lefkowitz LLP, provided that Plaintiff's Counsel has provided to Defendants' counsel an I.R.S. Form W-9 and payment instructions (*i.e.*, payee and address where check should be sent or wire transfer instructions).

46. Conditions of Settlement; Effect of Disapproval, Cancellation or Termination

47. The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

48. The Court has entered the Judgment; and

49. The Judgment has become Final.

50. If any of the conditions specified in ¶ 6.1 are not met, then the Stipulation shall be canceled and terminated unless Plaintiff's Counsel and Defendants' counsel mutually agree in writing to proceed with the Stipulation.

51. Miscellaneous Provisions

52. The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

53. The Settling Parties agree that in the event of any breach of this Stipulation, all of the Settling Parties' rights and remedies at law, equity or otherwise, are expressly reserved.

54. The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Action. The Settlement compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation, or defense. While the Individual Defendants deny that the claims advanced in the Action are meritorious, these Individual Defendants agree that the Action was filed in good faith in accordance with the applicable Nevada rules, including, without limitation, Nevada Rule of Civil Procedure 11. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel.

55. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation and the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Defendants or of the validity of any Released Claims; or (b) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person or otherwise received as evidence in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment

bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

56. The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

57. The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all the Settling Parties or their respective successors-in-interest.

58. This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Parties concerning the Stipulation or any of its Exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear its own costs. Notwithstanding this ¶ 7.7, nothing herein shall affect or limit any rights or obligations with respect to indemnification (including but not limited to advancement of defense costs) as between the Individual Defendants, on the one hand, and Blink on the other.

59. Plaintiff's Counsel are expressly authorized by the Plaintiff, derivatively on behalf of Blink, to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by the Plaintiff to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiff.

60. Each counsel or other Person executing the Stipulation and its Exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

61. The Stipulation may be executed in any number of actual, telecopied, or electronically distributed counterparts (including by way of conformed or electronic signatures in accordance with applicable Court rules and procedures) and by each of the different Parties on several counterparts, each of which when so executed and delivered will be an original. The executed signature page(s) from each actual, telecopied, or electronically distributed counterpart may be joined together and attached and will

constitute one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

62. The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

63. The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

64. This Stipulation and Exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Nevada without giving effect to that State's choice of law principles.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated December 1, 2021.

ALDRICH LAW FIRM, LTD.

John P. Aldrich, Esq.
7866 West Sahara Avenue
Las Vegas, Nevada 89117
Tel: (702) 853-5490
Fax: (702) 227-1975

PURCELL JULIE & LEFKOWITZ LLP

Steven J. Purcell
Douglas E. Julie
Robert H. Lefkowitz
200 Park Avenue, Suite 1700
New York, New York 10166
Tel: (212) 725-1000
Counsel for Plaintiff

The signatures of additional parties are on the following page.

HOLLAND & KNIGHT LLP

____
Tracey Nichols
Stephen P. Warren
701 Brickell Avenue, Suite 3000
Miami, Florida 33131

DICKINSON WRIGHT PLLC

______________________________ for Brian R. Irvine
Brian Irvine
Nevada Bar No. 7758
100 West Liberty Street, Suite 940
Reno, NV 89501

Counsel for Defendants Louis R. Buffalino, Donald Engel, Michael D. Farkas, Jack Levine, Kenneth R. Marks, Ritstaart J.M. van Montfrans and Nominal Defendant Blink Charging Co.